Exhibit 10.1

AMENDMENT NO. 4

AMENDMENT NO. 4 (this “Amendment”) dated as of December 22, 2015 to the Credit Agreement referred to below, between Newell Rubbermaid Inc. (the “Company”), each of the Subsidiary Borrowers identified under the caption “SUBSIDIARY BORROWERS” on the signature pages hereto, each of the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative agent thereunder (in such capacity, the “Administrative Agent”).

WHEREAS, the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto (each, individually, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent are parties to a Credit Agreement dated as of December 2, 2011 (as amended by that certain Amendment No. 1 dated as of June 8, 2012, that certain Amendment No. 2 dated as of November 10, 2014 and that certain Amendment No. 3 dated as of June 22, 2015, and as may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company and the Lenders wish to amend the Credit Agreement in certain respects;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined are used herein as defined in the Credit Agreement.

SECTION 2. Amendments. Effective as provided (and subject to the satisfaction of the conditions precedent) in Section 4 hereof, the Credit Agreement shall be amended as follows:

(a) References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” under the Credit Agreement.

(b) Section 1.01 of the Credit Agreement is hereby amended by inserting the following defined terms in the appropriate alphabetical order therein:

“Elmer’s” means Elmer’s Products, Inc., a Delaware corporation.

“Elmer’s Acquisition” means the acquisition by the Company of all of the outstanding Equity Interests of Elmer’s pursuant to that certain Share Purchase Agreement, dated as of October 2, 2015, by and among the Company, Elmer’s and Berwind Consumer Products LLC, a Delaware limited liability company.

“Elmer’s Transaction Expenses” means the transaction expenses related to the Elmer’s Acquisition and the related transactions (including, without limitation, structuring fees, upfront fees and professional fees in connection with the associated bridge financing).

“Jarden” means Jarden Corporation, a Delaware corporation.

“Jarden Acquisition” means the acquisition by the Company, directly or through a Wholly-Owned Subsidiary, of all of the outstanding Equity Interests of Jarden pursuant to that certain Agreement and Plan of Merger, dated as of December 13, 2015, among Jarden, the Company, NCPF Acquisition Corp. I, a Delaware corporation, and NCPF Acquisition Corp. II, a Delaware corporation.

“Jarden Acquisition Closing Date” means the date on which the Jarden Acquisition shall have been consummated

“Jarden Transaction Expenses” means the transaction expenses related to the Jarden Acquisition and the related transactions (including, without limitation, structuring fees, upfront fees and professional fees in connection with the associated bridge financing).

(c) Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Consolidated EBITDA”:

“Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio, the Elmer’s Transaction Expenses and the Jarden Transaction Expenses shall not be added back in calculating Consolidated EBITDA.”

(d) Section 1.01 of the Credit Agreement is hereby amended by inserting the following sentence at the end of the definition of “Consolidated Interest Expense”:

“Notwithstanding the foregoing, for purposes of calculating the Interest Coverage Ratio, Consolidated Interest Expense shall not include the Elmer’s Transaction Expenses or the Jarden Transaction Expenses.”

(e) Section 1.01 of the Credit Agreement is hereby amended by inserting the following proviso at the end of the definition of “Interest Coverage Ratio”:

“; provided that for purposes of calculating the Interest Coverage Ratio, the Elmer’s Transaction Expenses and the Jarden Transaction Expenses shall not be taken into account”.

(f) Section 6.06 of the Credit Agreement is hereby amended to read in its entirety as follows:

“The Company shall not permit the ratio of Total Indebtedness to Total Capital (x) at any time from and including the Jarden Acquisition Closing Date to but excluding the first anniversary of the Jarden Acquisition Closing Date, to be greater than 0.65 to 1.00 or (y) at any other time, to be greater than 0.60 to 1.00; provided in each case that (i) in calculating Total Capital, goodwill impairment charges taken pursuant to the FASB’s Accounting Standards Codification 350 (and any predecessor thereof) shall be disregarded to the extent such charges do not exceed $750,000,000 in the aggregate, (ii) in calculating such ratio, quarterly income preferred securities, quarterly income capital securities, monthly income preferred securities or other similar securities will be treated as part of “Total Capital” and not “Total Indebtedness” and (iii) in calculating Total Capital, (a) the component of accumulated other comprehensive income (loss) consisting of foreign currency translation income (loss), (b) the cumulative foreign exchange gains or losses incurred since January 1, 2012, arising due to the appreciation or depreciation of non-Dollar currencies versus Dollars in regards to foreign entities in highly inflationary economies pursuant to the FASB’s

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Accounting Standards Codification 830 and (c) the cumulative gains or losses incurred since January 1, 2012, resulting from the deconsolidation of a foreign entity pursuant to the FASB’s Accounting Standards Codification 810, shall be disregarded to the extent such amounts, in the aggregate (after netting income and gains against losses, and whether representing net aggregate income, gain or loss), do not exceed $600,000,000.”

SECTION 3. Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, both before and after the effectiveness of the amendments set forth in Section 2 hereof, (a) the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents, in each case as amended hereby, are true and correct in all material respects (except for any such representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date); and (b) no Default shall have occurred and be continuing under the Credit Agreement as amended hereby (after giving effect to Section 3 hereof).

SECTION 4. Conditions to Effectiveness. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective as of the date hereof upon receipt by the Administrative Agent of one or more counterparts of this Amendment signed on behalf of the Company and the Required Lenders.

SECTION 5. Confirmation of Obligations. The Company, by its execution of this Amendment, hereby confirms and ratifies that all of its obligations under the Credit Agreement and the other Loan Documents shall continue in full force and effect for the benefit of the Administrative Agent and the Lenders. Nothing in this Amendment shall constitute a waiver by the Administrative Agent or any Lender of any rights or remedies under the Credit Agreement or other Loan Documents.

SECTION 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to be duly executed and delivered as of the day and year first above written.

NEWELL RUBBERMAID INC., as the Company

By:	/s/ John B. Ellis
Name:	John B. Ellis
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4]

SUBSIDIARY BORROWERS

[NONE AS OF THE DATE OF THIS AMENDMENT]

[Signature Page to Amendment No. 4]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Gene Riego de Dios
Name:	Gene Riego de Dios
Title:	Vice President

[Signature Page to Amendment No. 4]

Barclays Bank PLC, as a Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Vice President

[Signature Page to Amendment No. 4]

CITIBANK, N.A., as a Lender

By:	/s/ Lisa Huang
Name:	Lisa Huang
Title:	Vice President

[Signature Page to Amendment No. 4]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Julia Ivanova
Name:	Julia Ivanova
Title:	Authorized Signatory

[Signature Page to Amendment No. 4]

Bank of America, as a Lender

By:	/s/ Kyle Lewis
Name:	Kyle Lewis
Title:	AVP

[Signature Page to Amendment No. 4]

Credit Suisse AG, Cayman Islands Branch, as a Lender

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Authorized Signatory

By:	/s/ Kelly Heimrich
Name:	Kelly Heimrich
Title:	Authorized Signatory

[Signature Page to Amendment No. 4]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Robert K. Ehudin
Name:	Robert K. Ehudin
Title:	Authorized Signatory

[Signature Page to Amendment No. 4]

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ Adrienne Young
Name:	Adrienne Young
Title:	Vice-President

[Signature Page to Amendment No. 4]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Andrew Payne
Name:	Andrew Payne
Title:	Director

[Signature Page to Amendment No. 4]

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Kimberly A. Crotty
Name:	Kimberly A. Crotty
Title:	VP

[Signature Page to Amendment No. 4]

PNC Bank, National Association, as a Lender

By:	/s/ Brandon K. Fiddler
Name:	Brandon K. Fiddler
Title:	Vice President

[Signature Page to Amendment No. 4]

U.S. Bank National Association, as a Lender

By:	/s/ Steven L. Sawyer
Name:	Steven L. Sawyer
Title:	Senior Vice President

[Signature Page to Amendment No. 4]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
Name:	Sean Hassett
Title:	Director

By:	/s/ Barry Fehily
Name:	Barry Fehily
Title:	Managing Director

[Signature Page to Amendment No. 4]